UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015 (May 5, 2015)

AMSURG CORP.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note Regarding Amendment to 8-K

AmSurg Corp. is filing this Form 8-K/A solely to correct an item number filing designation in the original Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2015 (the “Original Filing”). The Original Filing referenced Item 2.01, rather than Item 2.02, with respect to the designation to the item number in the Security Exchange Commission's EDGAR filing system. No other changes to the Original Filing or to any exhibit thereto are made by this Form 8-K/A.

Item 2.02. Results of Operations and Financial Condition

On May 5, 2015, AmSurg Corp. issued a press release, the text of which is set forth as Exhibit 99.

Item 7.01. Regulation FD Disclosure

On May 5, 2015, AmSurg Corp. issued a press release, the text of which is set forth as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(d) 99 Press release dated May 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    May 6, 2015

INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press release dated May 5, 2015